This Preliminary Prospectus Supplement and the information contained herein are subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Prospectus, as supplemented, is delivered in final form. Under no circumstances shall this Prospectus, as supplemented, constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

                              SUBJECT TO COMPLETION,
               PRELIMINARY PROSPECTUS SUPPLEMENT, DATED MAY 19, 1997

                               THE SENTINEL FUNDS
                          SENTINEL HIGH YIELD BOND FUND
    PROSPECTUS SUPPLEMENT DATED JUNE  , 1997 TO PROSPECTUS DATED MARCH 31, 1997



     On June , 1997, Sentinel Group Funds, Inc. (the "Company") began offering a new Fund named Sentinel High Yield Bond Fund (the "High Yield Fund"). This Supplement, which is to be used in conjunction with the Prospectus for the Sentinel Funds dated March 31, 1997 (the "Prospectus"), describes the investment objective and policies and other features of the High Yield Fund.


     THE HIGH YIELD FUND MAY INVEST WITHOUT LIMITATION IN LOWER QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS". INVESTORS IN THE HIGH YIELD FUND SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. Please refer to the investment objective and policies section below for further information.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)

     Both Class A shares and Class B shares of the High Yield Fund are offered to investors. The Class A shares are offered with a maximum sales charge imposed on purchases of 4.00%, and the same complete schedule of sales charges as the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds on page 31 of the Prospectus.

     The Class B shares of the High Yield Fund are subject to a contingent deferred sales charge ("CDSC") of a maximum of 4.00%. The CDSC applies on the same terms as the Class B shares of the other Sentinel Funds, set forth on pages 35 to 37 of the Prospectus.

     There are no other shareholder transaction expenses applicable to the High Yield Fund, except for a wire charge, which is not normally in excess of $25.00, if a shareholder chooses to redeem by means of a wire transfer, and in the case of a purchase of Class A shares without an initial sales charge as part of an investment of $1,000,000 or more, a CDSC of up to 1% may be assessed on certain redemptions. See "How to Purchase Shares - Class A Shares - Sales Charges" in the Prospectus.

ANNUAL FUND OPERATING EXPENSES

     The following table sets forth the anticipated annual operating expenses of the Class A shares and Class B shares of the High Yield Fund for the remainder of the fiscal year ending November 30, 1997.

                                                            CLASS A   CLASS B
                                                            SHARES    SHARES
                                                            -------   -------
Management Fees                                             0.75%     0.75%
Rule 12b-1 Fees (includes service fee & distribution fee)   0.20%     0.43%
Other Expenses:
     Accounting and Administrative Costs                    0.04%*    0.04%*
      Other                                                 0.22%*    0.14%*
Total Other Expenses                                        0.26%*    0.18%*
Total Fund Operating Expenses                               1.21%     1.36%

-------------------------
*"Other Expenses" are based on estimated amounts for the current fiscal year.

     The following examples illustrate the expenses that an investor would pay on a $1,000 investment in the High Yield Fund over various time periods assuming the operating expense ratio as set forth in the table above and a 5% annual rate of return.

                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                         ------    -------   -------   --------

Class A shares                           $52       $77       $104      $181
Class B shares (assuming redemption
        at the end of the period)*       $54       $73       $94       $156
Class B shares (assuming no redemption
        at the end of the period)*       $14       $43       $74       $156

---------------------------------
*The above table is based on the anticipated operating expense ratios for the first fiscal year of the High Yield Fund. However, the Advisor expects that the operating expense ratio of the Class B shares is likely to rise in future years, since the Class B shares' expense ratio is expected to benefit initially from a large investment made by National Life Insurance Company, an affiliate of the Advisor, and the favorable impact of that account on the expense ratio should diminish over time as more smaller accounts, which are more expensive to service per dollar of invested assets, make investments in the Fund.

     These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, and the 5% annual rate used in this example is a hypothetical rate of return. The purpose of the foregoing examples is to assist the investor in understanding the various expenses that an investor in the High Yield Fund will bear directly or indirectly.

INVESTMENT OBJECTIVE AND POLICIES

     The High Yield Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities. There can be no assurance that the High Yield Bond Fund's objective will be achieved.

     The High Yield Fund will normally invest at least 80% of its total assets (other than cash and government securities) in lower rated debt securities. However, when economic conditions cause a narrowing of yield spread between these securities and higher rated securities, the High Yield Fund may invest up to 100% of its assets in higher rated securities. The High Yield Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Fund's assets will be invested in a single industry, and no more than 5% of assets in a single issuer.

     LOWER RATED DEBT SECURITIES. Lower rated debt securities (commonly referred to as junk bonds) are debt securities which, because of the greater possibility that the issuers will default, are not investment grade (I.E., are rated below BBB by Standard & Poor's Ratings Services ("S&P") or below Baa by Moody's Investors Service, Inc. ("Moody's"), or are unrated but considered by the High Yield Fund's subadvisor, Keystone Investment Management Company ("Keystone"), to be of comparable credit quality). Because of the increased risk of default, these securities generally have higher nominal or effective interest rates than higher quality securities.

     The High Yield Fund may purchase bonds in the lowest rating categories (D for S&P and C for Moody) and comparable unrated securities. However, the High Yield Fund will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Keystone believes the quality of such securities is higher than indicated by the rating.

     Lower rated bonds also are generally considered significantly more speculative and likely to default than higher quality bonds. Relative to other debt securities, junk bond values tend to be more volatile because: (i) an economic downturn may more significantly impact their potential for default; and
(ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities.


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor Services 1-800-282-FUND (3863)

The likelihood that these securities will help the High Yield Fund achieve its investment objective is more dependent on Keystone's own credit analysis than on ratings.

     The risk of loss due to default by the issuer of a junk bond is significantly greater for the holders of junk bonds than for holders of higher rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In the event of a default, the High Yield Fund may incur additional expenses to the extent it is required to seek recovery or participate in the restructuring of the obligation.

     Junk bonds also may have call or redemption features that permit the issuer to repurchase the securities from the High Yield Fund. If a call is exercised by the issuer during a period of declining interest rates, the High Yield Fund would likely be required to replace such called securities with lower yielding securities, thus decreasing net investment income to the High Yield Fund. See the Appendix to this Supplement for a description of S&P's and Moody's ratings of lower rated corporate debt securities.


     COMMON STOCK. The High Yield Fund may invest up to 20% of total assets in common stocks, usually as a result of warrants associated with debt instruments purchased by the High Yield Fund, but also, under certain circumstances, to seek capital appreciation. The Fund may also invest in debt securities convertible into common stock.

     DEBT SECURITIES. The High Yield Fund may invest in debt securities of any maturity that pay interest at fixed, floating or adjustable rates. The High Yield Fund also may invest in debt securities (i) that do not pay interest but, instead, are issued at a significant discount to their maturity values (referred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities) or (iii) pay interest at predetermined rates that increase over time (referred to as step coupon bonds).

     The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Keystone, will not own more than 20% of the outstanding debt securities of any issuer.

     To the extent the High Yield Fund invests in adjustable or floating rate securities, the value of such securities is less likely to be adversely affected by interest rate changes than fixed rate securities. However, reductions in interest rates also may translate into lower ordinary income distributions paid by the High Yield Fund. Additionally, although zero coupon securities, pay-in-kind securities and step coupon bonds may not pay interest, the High Yield Fund nevertheless must under existing tax laws accrue and distribute the income deemed to be earned on a current basis, and therefore may have to sell other investments to raise the cash needed to make income distributions.


     CORPORATE LOANS. The High Yield Fund may invest in corporate loans made by banks or other financial institutions either at origination or by acquiring participations in, or assignments of or novations of corporate loans. Certain corporate loans may not be readily marketable and may be subject to restrictions on resale; except as described under "Illiquid Securities" below, to the extent corporate loans are not readily marketable or subject to such restrictions, those loans would be subject to the High Yield Fund's limitation on illiquid securities.


     The corporate loans in which the High Yield Fund may invest typically are originated, negotiated and structured by a syndicate of co-lenders, one or more of whom administers the loan on behalf of the syndicate. The value of a corporate loan will depend primarily on the creditworthiness of the borrower. The High Yield Fund will invest in a corporate loan only if, in Keystone's judgment, the borrower can meet the debt service on such a loan; however, Keystone has no set minimum credit rating criteria regarding the borrowers with respect to investments in corporate loans by the High Yield Fund. Although Keystone will continue to monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, there can be no assurance that such analysis will disclose factors that will impair the value of a corporate loan.


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor Services 1-800-282-FUND (3863)

     ILLIQUID SECURITIES. The High Yield Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable and include securities that are restricted as to disposition under the federal securities laws or otherwise. If registration of such securities under the Securities Act of 1933, as amended (the "Securities Act"), is required, such registration may not be readily accomplished, and if such securities may be sold without registration, such resale may be permissible only in limited quantities. In either event, the inability to sell securities at the most opportune time may negatively affect the net asset value of the High Yield Fund.


     Notwithstanding the foregoing, the High Yield Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers as defined by Rule 144A under the Securities Act. Rule 144A Securities that are determined to be liquid securities, either by Keystone pursuant to guidelines approved by the Board or by the Company's Board of Directors, will not be subject to the High Yield Fund's limitation on illiquid securities.

     See "Investment Objectives and Policies--Considerations Applicable to the Fixed Income Funds" in the Statement of Additional Information for additional information regarding liquidity determinations with respect to Rule 144A Securities and corporate loans.

     FOREIGN INVESTMENTS. The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, provided that all such securities are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. Investments in foreign securities have special risks related to political, economic and legal conditions outside the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations and political and economic instability, among others.


     TEMPORARY/DEFENSIVE INVESTMENTS. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, commercial paper, Treasury bills, repurchase agreements and U.S. Government Securities, as defined in the Prospectus. Some or all of the High Yield Fund's assets also may be invested in such investments during periods of unusual market conditions.


     DERIVATIVES. The High Yield Fund does not initially expect to invest in futures and options, or other derivatives contracts. However, if and when derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes only, buy or sell derivative securities contracts which in the opinion of Keystone will hedge specified risks relating to the High Yield Fund's portfolio of lower quality bonds. The total market value of such contracts at the time of the transaction initiating the position will not exceed 5% of the High Yield Fund's net assets.

     "WHEN-ISSUED" SECURITIES. The High Yield Fund also may invest in "when-issued" securities, as discussed on page 24 of the Prospectus.


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor Services 1-800-282-FUND (3863)

MANAGEMENT OF THE HIGH YIELD FUND

     INVESTMENT ADVISOR. The investment advisor to the High Yield Fund is Sentinel Advisors Company (the "Advisor"), which also is the investment advisor to the other Sentinel Funds. Information with respect to the Advisor is set forth on page 26 of the Prospectus. For its services as investment advisor, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule:

          0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund;
          0.70% per annum on the next $100 million of such assets;
          0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million.

     SUBADVISOR. The Advisor has entered into a Sub-Investment Advisory Agreement with Keystone. Pursuant to this agreement, Keystone provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objective and policies. Under this arrangement, Keystone works in cooperation with the Advisor's investment professionals but has full authority to manage the High Yield Fund's portfolio on a day to day basis. The Sub-Investment Advisory Agreement provides for a fee from the Advisor to Keystone equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Keystone will always be at least 0.35% per annum of the average daily net assets of the High Yield
Fund.  This agreement became effective June    , 1997.


     Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116 and is an indirect subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. First Union is headquartered in Charlotte, North Carolina. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.


     The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at Keystone. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's
portfolio manager since its inception on June   , 1997.  Mr. Crocker joined
Keystone in February, 1997.  Prior to that he was President of Boston
Security Counselors, the investment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President - Fixed Income, where he managed among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

DISTRIBUTION PLANS

     The Class A shares of the High Yield Fund participate in the Company's Class A Distribution Plan. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 0.20% of average daily net assets of the Class A shares of the High Yield Fund. The Class B shares participate in the Company's Class B Distribution Plan. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 1.00% of average daily net assets of the Class B shares of the High Yield Fund. Additional information on these Distribution Plans is set forth on pages 28 to 30 of the Prospectus.


     Class B shares of the High Yield Fund automatically convert to Class A shares of the High Yield Fund at the end of the applicable CDSC period in the same way as the Class B shares of the other Sentinel Funds which offer Class B shares convert to Class A shares of the same Fund. See page 31 of the Prospectus.


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor Services 1-800-282-FUND (3863)

INITIAL MARKETING INCENTIVES

     The Distributor intends to provide the following arrangements for the first 90 days after the introduction of the High Yield Fund. First, the Distributor will make a payment in addition to the normal dealer reallowance described in the Prospectus in an amount of 0.25% of investments during the first 90 days of the High Yield Fund's operation for which a single registered representative is the registered representative of record, if the amount of such investments during the first 90 days of the High Yield Fund's operation for which such registered representative is the registered representative of record is $1,000,000 or more. Second, all sales of High Yield Fund shares during the first 90 days of the High Yield Fund's operation will be multiplied by 1.5 for purposes of determining qualification for the sales contest described on page 33 of the Prospectus.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The High Yield Fund pays dividends substantially equivalent to its net investment income on a monthly basis. Distributions of net realized capital gains, if any, are paid annually in December. Dividends and capital gains distributions will be reinvested automatically in shares of the same class of the High Yield Fund unless investors elect otherwise. See "Shareholder Services-Distribution Options" on page 44 of the Prospectus.

PERFORMANCE DATA

     The High Yield Fund may include average annual total return and yield information in advertisements or in information distributed to existing or prospective shareholders in the same manner as the other fixed-income Sentinel Funds, as described on page 46 of the Prospectus. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index.

ORGANIZATION OF THE HIGH YIELD FUND

     The High Yield Fund is a series of Sentinel Group Funds, Inc., information on which is presented on page 47 of the Prospectus.

TAXES

     With the exception of topics relating to specific Funds, the discussion under "Taxes" in the Prospectus generally also applies to the High Yield Fund.

OTHER MATTERS

     The information presented in the Prospectus under the topics "Custodian", "How to Purchase Shares", "How to Redeem Shares", "Tax Deferred Retirement Plans", "Determination of Net Asset Value" and "Shareholder Services" generally apply to the High Yield Fund in the same way that they apply to the other Sentinel Funds. The High Yield Fund does not offer the check writing privilege that is offered with the Class A shares of the other fixed income Sentinel Funds.


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor Services 1-800-282-FUND (3863)

                                                                 APPENDIX

                      RATINGS OF HIGH YIELD DEBT SECURITIES


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
CORPORATE RATINGS

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P")
CORPORATE DEBT RATINGS

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, an occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation; and


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor Services 1-800-282-FUND (3863)

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.


CI--The rating CI is reserved for income bonds on which no interest is being paid.


D--Debt rated D is in payment default. The D rating category is also used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor
Services 1-800-282-FUND (3863)
completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.


L--The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Corp. and interest is adequately collateralized.


*--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.


NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, Bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

The ratings are based on current information furnished to S&P by the issuer, and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information.


FOR INFORMATION AND ASSISTANCE, call your Financial Advisor or Investor Services 1-800-282-FUND (3863)